INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


_________________                                         ______________
     NUMBER                                               COMMON STOCK

                           SPECIAL ACQUISITIONS, INC.

                  AUTHORIZED 50,000,000 SHARES COMMON STOCK,
                              PAR VALUE $.001

THIS IS TO CERTIFY THAT                                          IS THE

REGISTERED HOLDER OF                                      SHARES

SPECIAL ACQUISITIONS, INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated,

/s/ Brian S. French                 /s/ Scott D. Bengfort
-------------------       --------------------------------------------
Secretary                           President

          [SEAL]

                                    COUNTERSIGNED AND REGISTERED:
                                    _________________________________________
                                    TRANSFER AGENT AND REGISTRAR





The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM   as tenants in common     UNIF GIFT MIN ACT - ______ Custodian ______
TEN ENT   as tenants by the
           entireties                           (Cust)           (Minor)
JT TEN   - as joint tenants with
           right of survivorship
           and not as to Minors                   Under Uniform Gifts
           tenants in common                      Act _____________________
                                                        (State)

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

For value received, _____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

_____________________________________________________________________________

_____________________________________________________________________________
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________

                      _____________________________________________________
                      NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.